Exhibit 10.1

Amendment to Loan Documents

Silicon Valley Bank

Amendment to Loan Documents

Borrower:	REDBACK NETWORKS INC.
Address:	300 Holger Way
San Jose, CA 95134

Date:	as of August 30, 2005

THIS AMENDMENT TO LOAN DOCUMENTS (this “Amendment”) is entered into between Silicon Valley Bank (“Silicon”) and the borrower named above (“Borrower”).

Silicon and Borrower agree to amend the Amended and Restated Loan and Security Agreement between them, dated as of June 15, 2004 (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

1. Extension of Maturity Date. Section 4 of the Schedule to Loan Agreement hereby is amended and restated in its entirety to read as follows:

4. Maturity Date (Section 6.1):	September 29, 2005

2. [intentionally omitted]

3. Representations True. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct in all material respects as of the date hereof (except for such representations and warranties that expressly relate to an earlier date, in which case they are true and correct as of such date).

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Silicon Valley Bank	Amendment to Loan Documents

4. General Provisions. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. All of the terms and provisions of the Loan Agreement, as herein expressly amended, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:		Silicon:

REDBACK NETWORKS INC.		SILICON VALLEY BANK

By	/S/ THOMAS L. CRONAN III	By	/S/ CHITRA SURIYANARAYANAN
	President or Vice President	Title	Relationship Manager

By	/S/ SUSAN MARSCH
Secretary or Assistant Secretary